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                                                        EXHIBIT 10(b)


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
The Travelers Life and Annuity Company:


We consent to the use of our report included herein and to the reference to our firm as experts under the heading "Independent Accountants".





Hartford,Connecticut
July 2, 1997